Fees Summary	Jan. 24, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	433,278.56
Total Transaction Valuation	2,830,036,309.74
Total Offset Amount	0
Net Fee	$ 433,278.56